EXECUTION COPY
Exhibit 10.42

GUARANTY
This GUARANTY (this “Agreement”), dated as of September 4, 2018, is between CHS Inc. (“CHS”), a Minnesota corporation (the “Guarantor”), and MUFG BANK, LTD. (“MUFG”), a Japanese banking corporation, as buyer agent (“Buyer Agent”) for the Buyers under the Master Framework Agreement, dated as of the date hereof, among CHS, CHS Capital, LLC, a Minnesota limited liability company (together with CHS, the “Sellers” and each a “Seller”), CHS, as agent for the Sellers (in such capacity, the “Seller Agent”), and MUFG and the other financial institutions from time to time party thereto, as buyers (each, a “Buyer” and, collectively, the “Buyers”) (as amended, restated, supplemented or otherwise modified from time to time, the “Framework Agreement”). Capitalized terms used and not otherwise defined in this Agreement are used as defined in, or by reference in, the Framework Agreement. The interpretive provisions set out in Section 1.2 of the Framework Agreement shall be incorporated herein and applied in the interpretation of this Agreement.
Section 1.Undertaking. For value received by it and its Affiliates, Guarantor hereby absolutely, unconditionally and irrevocably assures and undertakes (as primary obligor and not merely as surety) for the benefit of Buyer Agent, each Buyer and each other Indemnified Person (together, the “Beneficiaries”) the due and punctual performance and observance by each Seller and the Seller Agent (and any of their respective successors or assigns in such capacity) of all their respective covenants, agreements, undertakings, indemnities and other obligations or liabilities (including, in each case, those related to any breach by any Seller or the Seller Agent, as applicable, of their respective representations, warranties and covenants), whether monetary or non-monetary and regardless of the capacity in which incurred (including all of any Seller’s or the Seller Agent’s payment, repurchase, indemnity or similar obligations), under any of the Transaction Agreements (collectively, the “Guaranteed Obligations”), irrespective of: (A) the validity, binding effect, legality, subordination, disaffirmance, enforceability or amendment, restatement, modification or supplement of, or waiver of compliance with, this Agreement, the Transaction Agreements or any documents related hereto or thereto, (B) any change in the existence, formation or ownership of, or the bankruptcy or insolvency of, any Seller, the Seller Agent or any other Person, (C) any extension, renewal, settlement, compromise, exchange, waiver or release in respect of any Guaranteed Obligation (or any collateral security therefor, including the property sold, or purportedly sold, or otherwise pledged or transferred by any Seller under the Transaction Agreements) or any party to this Agreement, the other Transaction Agreements or any other related documents, (D) the existence of any claim, set-off, counterclaim or other right that Guarantor or any other Person may have against any Seller, the Seller Agent or any other Person, (E) any impossibility or impracticability of performance, illegality, force majeure, act of war or terrorism, any act of any Governmental Authority or any other circumstance or occurrence that might otherwise constitute a legal or equitable discharge or defense available to, or provides a discharge of, any Seller, the Seller Agent or Guarantor, (F) any Applicable Law affecting any term of any of the Guaranteed Obligations or any Transaction Agreement, or rights of Buyer Agent, any Buyer or any other Beneficiary with respect thereto or otherwise, (G) the failure by Buyer Agent or any Buyer to take any steps to perfect and maintain perfected its interest in, or the impairment or release of, any Collateral or (H) any failure to obtain any authorization or approval from or other action by or to notify or file with, any Governmental Authority required in connection with the performance of the Guaranteed Obligations or otherwise.
Without limiting the generality of the foregoing, Guarantor agrees that if any Seller or the Seller Agent shall fail in any manner whatsoever to perform or observe any of its Guaranteed Obligations when the same shall be required to be performed or observed under any applicable Transaction Agreement to which it is a party, then Guarantor will itself duly and punctually perform or observe or cause to be performed or observed such Guaranteed Obligations. It shall not be a condition to the accrual of the obligation of the Guarantor hereunder to perform or to observe any Guaranteed Obligation that Buyer Agent or any Buyer or any other Person shall have first made any request of or demand upon or given any notice to the Guarantor, any Seller, the Seller Agent or any other Person or have initiated any action or proceeding against the Guarantor, any Seller, the Seller Agent or any other Person in respect thereof. Guarantor also hereby expressly waives any defenses based on any of the provisions set forth above and all defenses it may have as a guarantor or a surety generally or otherwise based upon suretyship, impairment of collateral or otherwise in connection with the Guaranteed Obligations whether in equity or at law. Guarantor agrees that its obligations hereunder shall be irrevocable and unconditional. Guarantor hereby also expressly waives diligence, presentment, demand, protest or notice of any kind whatsoever, as well as any requirement that the Beneficiaries (or any of them) exhaust any right to take any action against any Seller, the Seller Agent or any other Person (including the filing of any claims in the event of a receivership or bankruptcy of any of the foregoing), or with respect to any collateral or collateral security at any time securing any of the Guaranteed Obligations, and hereby consents to any and all extensions of time of the due performance of any or all of the Guaranteed Obligations. Guarantor agrees that it shall not exercise or assert any right which it may acquire by way of subrogation under this Agreement unless and until all Guaranteed Obligations (other than unasserted contingent indemnification obligations) shall have been paid and performed in full.
Section 2.Confirmation. Guarantor hereby confirms that the transactions contemplated by the Transaction Agreements have been arranged among Seller, Seller Agent, Buyer Agent and each Buyer, as applicable, with Guarantor’s full knowledge and consent and any amendment, restatement, modification or supplement of, or waiver of compliance with, the Transaction Agreements in accordance with the terms thereof by any of the foregoing shall be deemed to be with Guarantor’s full knowledge and consent. Guarantor hereby confirms (i) that on the date hereof, it directly or indirectly owns 100% of the capital stock or membership interests of each Seller (other than CHS) and (ii) that it is in the best interest of Guarantor to execute this Agreement, inasmuch as Guarantor (individually) and Guarantor and its Affiliates (collectively) will derive substantial direct and indirect benefit from the transactions contemplated by the Framework Agreement and the other Transaction Agreements. Guarantor agrees to promptly notify Buyer Agent in the event that it ceases to directly or indirectly own 100% of the capital stock of any Seller (other than CHS).
Section 3.Representations and Warranties. Guarantor represents and warrants to Buyer Agent as of the date hereof and on each Purchase Date, as follows:
(i)Organization and Good Standing. It has been duly organized and is validly existing as a corporation in good standing under the Applicable Laws of its jurisdiction of organization, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.
(ii)Due Qualification. It is duly qualified to do business as a foreign organization in good standing and has obtained all necessary qualifications, licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualifications, licenses or approvals or, if not so qualified, the failure to so qualify would not have a Material Adverse Effect with respect to Guarantor.
(iii)Power and Authority; Due Authorization. It (i) has all necessary power, authority and legal right to (A) execute and deliver this Agreement and the other Transaction Agreements to which it is a party and (B) carry out the terms of and perform its obligations under the Transaction Agreements to which it is a party, and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of this Agreement and the other Transaction Agreements to which it is a party.
(iv)Binding Obligations. This Agreement constitutes, and each other Transaction Agreement to be signed by Guarantor has been duly executed and delivered by it constitutes the legal, valid and binding obligation of it, enforceable against Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance, or other similar Applicable Laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law and implied covenants of good faith and fair dealing.
(v)No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Agreements and the fulfillment of the terms hereof and thereof by it will not, (i) conflict with, result in any breach or (with notice or lapse of time or both) a default under, (A) Guarantor’s Organizational Documents, (B) the Securitization Facility Documents, (C) the Credit Facility Documents or (D) any other indenture, loan agreement, asset purchase agreement, mortgage, deed of trust, or other agreement or instrument to which Guarantor is a party or by which it or any of its properties is bound, (ii) result in the creation or imposition of any Adverse Claim (other than Permitted Liens) upon any of its properties pursuant to the terms of any such indenture, loan agreement, asset purchase agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it or any of its properties is bound, or (iii) violate any Applicable Law applicable to it or any of its properties.
(vi)No Proceedings. There are no actions, suits, proceedings, claims, disputes, or investigations pending, or to Guarantor’s knowledge threatened, before any Governmental Authority (i) asserting the invalidity of this Agreement or any other Transaction Agreement to which it is a party, (ii) seeking to prevent the consummation of the purposes of this Agreement or of any of the other Transaction Agreements to which it is a party, or (iii) seeking any determination or ruling that has had or could reasonably be expected to have a Material Adverse Effect with respect to Guarantor.
(vii)Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by Guarantor of this Agreement or any other Transaction Agreement to which it is a party, except for those that have been made or obtained and are in full force and effect.
(viii)Litigation. There is no pending or, to its knowledge, threatened action, proceeding, investigation or injunction, writ or restraining order affecting Guarantor, its Subsidiaries or their respective properties before any Governmental Authority which could reasonably be expected to result in a Material Adverse Effect with respect to Guarantor.
(ix)Solvency. The Guarantor is Solvent and no Insolvency Event (as defined in the Securitization RPA) has occurred with respect to the Guarantor.
(x)Taxes. Guarantor has filed all material tax returns and reports required by Applicable Law to have been filed by it and has paid all material taxes, assessments and governmental charges, to its knowledge, owing by it, other than any such taxes, assessments or charges that are not yet delinquent or are being contested in good faith by appropriate proceedings.
(xi)Investment Company Act. The Guarantor is not required to register as an investment company under the Investment Company Act.
(xii)Policies and Procedures. Policies and procedures have been implemented and maintained by or on behalf of Guarantor that are designed to achieve compliance by Guarantor and its Subsidiaries, Affiliates, directors, officers, employees and agents with Anti-Corruption Laws, Anti-Terrorism Laws and Sanctions, and Guarantor and its Subsidiaries, Affiliates, officers, employees, directors and agents acting in any capacity in connection with or directly benefitting from the facility established hereby, are in compliance with Anti-Corruption Laws, Anti-Terrorism Laws, and Sanctions.
(xiii)Anti-Corruption Laws, Anti-Terrorism Laws and Sanctions. (i) None of the Guarantor or any of its Subsidiaries, Affiliates, directors, officers, employees, or agents that will act in any capacity in connection with or directly benefit from the facility established hereby is a Sanctioned Person, (ii) none of the Guarantor or any of its Subsidiaries is organized or resident in a Sanctioned Country and (iii) the Guarantor has not violated, been found in violation of or is under investigation by any Governmental Authority for possible violation of any Anti-Corruption Laws, Anti-Terrorism Laws, or of any Sanctions.
Section 4.Covenants. Guarantor covenants and agrees that, from the date hereof until the later of (i) the Facility Expiration Date and (ii) such time as all Guaranteed Obligations (other than unasserted contingent indemnification obligations) shall have been paid in cash in full and performed in full, it shall observe and perform the following covenants:
(i)Compliance with Applicable Laws. It shall comply in all material respects with all Applicable Laws with respect to it and the Securitization Facility Documents.
(ii)Preservation of Corporate Existence. It shall preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign organization in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification could reasonably be expected to have a Material Adverse Effect with respect to Guarantor.
(iii)Mergers, Sales, Etc. Unless the Guarantor is the surviving or continuing entity, it shall not (i) consolidate with or merge with any Person, (b) the surviving entity shall execute and deliver to Buyer Agent an agreement, in form and substance reasonably satisfactory to Buyer Agent, containing an assumption by the surviving entity of the due and punctual performance and observance of each obligation, covenant and condition of the Guarantor under this Agreement and each other Transaction Agreement to which it is a party, (c) no Change of Control shall result, (d) Guarantor reaffirms in a writing, in form and substance reasonably satisfactory to Buyer Agent, that its obligations under this Agreement shall apply to the surviving entity and (e) Buyer Agent receives such additional certifications, documents, instruments, agreements and opinions of counsel as it shall reasonably request, or (ii) discontinue or eliminate any business line or segment if such discontinuance or elimination could reasonably be expected to have a Material Adverse Effect.
(iv)Reporting Requirements. It shall, unless otherwise consented in writing, furnish (or cause to be furnished) to Buyer Agent all information and reports required to be furnished from time to time to Buyer Agent or any Buyer, by or on behalf of any Seller or the Seller Agent, pursuant to the terms of the Framework Agreement and each of the other Transaction Agreements.
(v)Information and Assistance. It shall, from time to time, promptly at the reasonable request of Buyer Agent (for itself or on behalf of any other Beneficiary), provide information relating to its business or affairs as Buyer Agent (for itself or on behalf of any other Beneficiary) may reasonably request in order to protect the interest of Buyer Agent or any other Beneficiary hereunder or with respect hereto or to comply with any Applicable Law or any Governmental Authority. It shall also do all such things and execute all such documents as Buyer Agent may reasonably consider necessary or desirable to give full effect to this Agreement and to perfect or preserve the rights and powers of Buyer Agent or any other Beneficiary hereunder or with respect hereto.
(vi)Impairment Actions. It shall not take any action that could either (i) cause any Purchased Note or any other Collateral, not to be owned by the applicable Seller free and clear of any Adverse Claim other than Permitted Liens; (ii) cause Buyer Agent not to have a valid and perfected ownership or first priority perfected security interest in the Collateral, on behalf of Buyers, free and clear of any Adverse Claim other than Permitted Liens; or (iii) cause this Agreement to cease being a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance, or other similar Applicable Laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law and implied covenants of good faith and fair dealing.
Section 5.Miscellaneous.
(a)Guarantor agrees that any payments hereunder will be applied in accordance with the Framework Agreement.
(b)Any payments hereunder shall be made in U.S. dollars to Buyer Agent or relevant Buyer, as applicable, in the United States without any set-off, deduction or counterclaim and Guarantor’s obligations hereunder shall not be satisfied by any tender or recovery of another currency except to the extent such tender or recovery results in receipt of the full amount of U.S. dollars required hereunder.
(c)No amendment or waiver of any provision of this Agreement nor consent to any departure by Guarantor therefrom shall be effective unless the same shall be in writing and signed by Buyer Agent, each Buyer and Guarantor. No failure on the part of Buyer Agent or any other Beneficiary to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.
(d)Guarantor hereby agrees that it will not directly or indirectly, institute against (or solicit or encourage any Person to institute against), or join any other Person in instituting against, Cofina any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other similar proceeding under any federal or state bankruptcy or similar law, until one year and one day following the Final Payout Date (as defined in the Securitization RPA).
(e)This Agreement shall bind and inure to the benefit of the parties hereto, the other Beneficiaries and their respective successors and permitted assigns. Guarantor shall not assign, delegate or otherwise transfer any of its obligations or duties hereunder without the prior written consent of Buyer Agent and each Buyer. Each of the parties hereto hereby agrees that each of the Beneficiaries not a signatory hereto shall be a third-party beneficiary of this Agreement.
(f)THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5‑1401 AND 5‑1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
(g)EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION AGREEMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.
(h)EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT:
(I)IT IRREVOCABLY (i) SUBMITS TO THE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING

ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OTHER TRANSACTION AGREEMENT, (ii) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED ONLY IN SUCH NEW YORK STATE OR FEDERAL COURT AND NOT IN ANY OTHER COURT, AND (iii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.
(II)TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THIS AGREEMENT.
Section 6.Termination of Guaranty. (a) This Agreement and Guarantor’s obligations hereunder shall remain operative and continue in full force and effect until the later of (i) the Facility Expiration Date, and (ii) such time as all Guaranteed Obligations (other than unasserted contingent indemnification obligations) are duly performed and paid and satisfied in full, provided, that this Agreement and Guarantor’s obligations hereunder shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of any Seller, the Seller Agent or otherwise, as applicable, as though such payment had not been made or other satisfaction occurred, whether or not Buyer Agent or any of the Beneficiaries (or their respective assigns) are in possession of this Agreement. No invalidity, irregularity or unenforceability by reason of the bankruptcy, insolvency, reorganization or other similar Applicable Laws, or any other Applicable Law or order of any Governmental Authority thereof purporting to reduce, amend or otherwise affect the Guaranteed Obligations shall impair, affect, or be a defense to or claim against the obligations of Guarantor under this Agreement.
(b)    This Agreement shall survive the insolvency of any Seller, the Seller Agent, any Beneficiary or any other Person and the commencement of any case or proceeding by or against any Seller, the Seller Agent or any other Person under any bankruptcy, insolvency, reorganization or other similar Applicable Law. No automatic stay under any bankruptcy, insolvency, reorganization or other similar Applicable Law with respect to any Seller (other than CHS), the Seller Agent or any other Person shall postpone the obligations of Guarantor under this Agreement.
Section 7.Set-off. Each Beneficiary (and its assigns) is hereby authorized by Guarantor at any time and from time to time during the continuance of an Event of Default, without notice to Guarantor (any such notice being expressly waived by Guarantor) and to the fullest extent permitted by Applicable Law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) and other sums at any time held by, and other indebtedness at any time owing to, any such Beneficiary to or for the credit to the account of Guarantor, against any and all Guaranteed Obligations of Guarantor, now or hereafter existing under this Agreement.
Section 8.Entire Agreement; Severability; No Party Deemed Drafter. This Agreement and the other Transaction Agreements constitute the entire agreement of the parties hereto with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by Applicable Law or any other agreement, and this Agreement shall be in addition to any other guaranty of or collateral security for any of the Guaranteed Obligations. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If the obligations of Guarantor hereunder would otherwise be held or determined to be avoidable, invalid or unenforceable in any action or proceeding on account of the amount of Guarantor’s liability under this Agreement, then, notwithstanding any other provision of this Agreement to the contrary, the amount of such liability shall, without any further action by Guarantor or any Beneficiary, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Each of the parties hereto hereby agrees that no party hereto shall be deemed to be the drafter of this Agreement.
Section 9.Expenses. Guarantor agrees to pay on demand:
(a)all reasonable and documented out-of-pocket costs and expenses incurred by Buyer Agent and each Buyer in connection with the negotiation, preparation, execution and delivery of this Agreement and any amendment, restatement or supplement of, or consent or waivers under, this Agreement (whether or not consummated), enforcement of, or any actual or claimed breach of, or claim under, this Agreement, including reasonable Attorney Costs and all reasonable and documented out-of-pocket fees and expenses of accountants, auditors, consultants and other agents of Buyer Agent and each Buyer incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under this Agreement; and
(b)all stamp and other similar Taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, and agrees to indemnify Buyer Agent and each of the other Beneficiaries for such Taxes and fees.
Section 10.Indemnities by Guarantor. Without limiting any other rights which any Beneficiary may have hereunder or under Applicable Law, Guarantor agrees to indemnify and hold harmless each Beneficiary and each of their respective Affiliates, and all successors, transferees, participants and assigns and all officers, members, managers, directors, shareholders, employees and agents of any of the foregoing (each an “Indemnified Party”) forthwith on demand, from and against any and all damages, losses, claims, liabilities and related reasonable and documented out-of-pocket costs and expenses (including all filing fees, Attorney Costs and Taxes (other than Excluded Taxes)) (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by any of them arising out of, relating to, resulting from or in connection with: (i) any breach by Guarantor of any of its obligations or duties under this Agreement or any other Transaction Agreement to which it is a party in any capacity; (ii) the inaccuracy of any representation or warranty made by Guarantor hereunder, under any other Transaction Agreement to which it is a party in any capacity or in any certificate or statement delivered pursuant hereto or to any other Transaction Agreement to which it is a party in any capacity; (iii) the failure of any information provided to any such Indemnified Party by, or on behalf of, Guarantor, in any capacity, to be true and correct; (iv) the material misstatement of fact or the omission of a material fact or any fact necessary to make the statements contained in any information provided to any such Indemnified Party by, or on behalf of, Guarantor, in any capacity, not materially misleading; (v) any negligence or misconduct on Guarantor’s part arising out of, relating to, in connection with, or affecting any transaction contemplated by this Agreement or any other Transaction Agreement; (vi) the failure by Guarantor to comply with any Applicable Law, rule or regulation with respect to this Agreement, the transactions contemplated hereby, any other Transaction Agreement to which it is a party in any capacity, the Guaranteed Obligations or otherwise or (vii) the failure of this Agreement to constitute a legal, valid and binding obligation of the Guarantor, enforceable against it in accordance with its terms; provided, however, notwithstanding anything to the contrary in this Section 10, Guarantor shall not be responsible for Indemnified Amounts solely to the extent resulting from the gross negligence or willful misconduct on the part of such Indemnified Party, as determined by a final non-appealable judgment by a court of competent jurisdiction.
Section 11.Addresses for Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile and email communication) and shall be personally delivered or sent by express mail or nationally recognized overnight courier or by certified mail, first-class postage prepaid, or by facsimile, to the intended party at the address, facsimile number or email address of such party set forth in Schedule A of this Agreement or at such other address, facsimile number or email address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (a) if personally delivered or sent by express mail or courier or if sent by certified mail, when received and (b) if transmitted by facsimile or email, when sent; provided that if not sent during normal business hours for the recipient, shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

[Signatures Follow]

IN WITNESS WHEREOF, Guarantor has executed this Agreement as of the date first written above.

CHS INC.,
as Guarantor

By:
Name:
Title:

S-1

ACCEPTED AND ACKNOWLEDGED, as of the date first written above.

MUFG BANK, LTD.,
as Buyer Agent

By
Name:
Title:

S-2

SCHEDULE A
ADDRESSES FOR NOTICE
If to Guarantor:
CHS Inc.
5500 Cenex Drive
St. Paul, Minnesota 55077
Attention: Brent Dickson
Tel: 651-355-5433
Fax: 800-232-3639
Email: brent.dickson@chsinc.com

If to Buyers:
MUFG Bank, Ltd.
1221 Avenue of the Americas
New York, NY 10020
Attn: Matt Stratton
Tel: 212-782-4212
E-Mail: mstratton@us.mufg.jp

Schedule A